GOODWILL	12 Months Ended
Dec. 31, 2018
GOODWILL [Abstract]
GOODWILL
11. GOODWILL

The changes in the carrying amount of goodwill by reporting unit for the years ended December 31, 2017 and 2018 were as follows:

	Better Schools			Better Jobs
		K-12		Career
	Tutoring	Schools	Subtotal	Enhancement	Consolidated
	RMB	RMB	RMB	RMB	RMB
Balance as of December 31, 2017	7,772	25,710	33,482	39,684	73,166

Balance as of December 31, 2018	7,772	25,710	33,482	39,684	73,166

In 2018, the Group elected to start with the quantitative impairment test for goodwill. The management determined that the Income Approach, specifically the Discounted Cash Flow (“DCF”) method, is appropriate. For Tutoring segment, the management has suspended some non-performing business units in the past few years, in order to solidify the operational base and enhance future growth prospects. The rest of the Tutoring segment kept a steady growing trend. For Career Enhancement segment, with the acquisition of Bay State College in November 2017, the revenues of Career Enhancement have increase significantly in the year of 2018. The management would continue to maintain and develop its business in following years. For K-12 segment, the management decided to use a flat and conservative growth rate. Other key assumptions besides cash flow projections included discount rates in the range from 14.8% to 17% and terminal growth rate of 3%. As a result of the above factors, fair value of each reporting unit was greater than its carrying amount, therefore no impairment loss was recognized for the year ended December 31, 2018.